UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2018 (June 12, 2018)

TerraForm Power, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36542	46-4780940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

200 Liberty Street, 14th Floor, New York, New York 10281
(Address of principal executive offices, including zip code)

(646) 992-2440
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

TerraForm Power, Inc. (the “Company”) previously filed a Current Report on Form 8-K on June 12, 2018 (the “Original Form 8-K”) reporting that, in connection with its previously announced voluntary tender offer (the “Tender Offer”) to acquire 100% of the outstanding shares of Saeta Yield, S.A.U., a Spanish corporation (“Saeta”) and a leading European owner and operator of wind and solar assets, located primarily in Spain, Spain’s National Securities Market Commission confirmed an approximately 95% acceptance of shares of Saeta in the Tender Offer (the “Tendered Shares”). The Tender Offer was for €12.20 in cash per share of Saeta. On June 12, 2018, the Company completed the acquisition of the Tendered Shares for a total aggregate consideration of $1.12 billion. With greater than 90% of the shares of Saeta being acquired, the Company pursued a statutory squeeze out procedure under Spanish law to procure the remaining approximately 5% of the shares of Saeta for $54.6 million, which closed on July 2, 2018.

This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Original Form 8-K to provide certain historical financial statements for Saeta and certain pro forma financial information in connection with the acquisition of Saeta. Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The historical audited consolidated financial statements of Saeta Yield, S.A.U. at December 31, 2017 and 2016 and for the two fiscal years ended December 31, 2017 and 2016 are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b) Pro forma financial information.

Unaudited pro forma condensed combined financial statements of TerraForm Power, Inc., giving effect to the acquisition of Saeta Yield, S.A.U. and related financing transactions, for the three months ended March 31, 2018 and for the fiscal year ended December 31, 2017, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	The historical audited consolidated financial statements of Saeta Yield, S.A.U. at December 31, 2017 and 2016 and for the two fiscal years ended December 31, 2017 and 2016.

99.2
Unaudited pro forma condensed combined financial information of TerraForm Power, Inc., giving effect to the acquisition of Saeta Yield, S.A.U. for the three months ended March 31, 2018 and fiscal year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM POWER, INC.

Date: August 22, 2018	By:	/s/ Matthew Berger
	Name:	Matthew Berger
	Title:	Chief Financial Officer